Exhibit 10.7

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

January 19, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of January 19, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and WEI-CHEN HUNG (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities.

1.1 Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 30,628 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$200,000 or the equivalent NT$6,000,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

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2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

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2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

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2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

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3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations (including but not limited to any requirement imposed by Taiwan’s Investment Commission, MOEA). No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

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(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

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4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

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6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of 12 months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

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7. Miscellaneous

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to February 28, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 8 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

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7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

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7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 8.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 8.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

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7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

7.14 Language. This Agreement is written in the English and Chinese languages and both 1anguages shall have equal validity. If there is any conflict or inconsistency between the English version and the Chinese version, the English version shall be the governing and prevailing version.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: CEO

PURCHASER:

WEI-CHEN HUNG

By:	/s/ Wei-Chen Hung
Name: Wei-Chen Hung

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

January 19, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of January 19, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and Yu-Sheng Hung (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities.

1.1 Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 30,628 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$200,000 or the equivalent NT$6,000,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

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2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

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2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

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2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

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3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations (including but not limited to any requirement imposed by Taiwan’s Investment Commission, MOEA). No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

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(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

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4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

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6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of 12 months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

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7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to February 28, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 8 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

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7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

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7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 8.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 8.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

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7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

7.14 Language. This Agreement is written in the English and Chinese languages and both 1anguages shall have equal validity. If there is any conflict or inconsistency between the English version and the Chinese version, the English version shall be the governing and prevailing version.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: CEO

PURCHASER:

YU-SHENG HUNG

By:	/s/ Yu-Sheng Hung
Name: Yu-Sheng Hung

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

March 22, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of March 22, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and MATSUTAKE CO., LTD. (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities.

1.1 Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 918,836 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53per share, with the total amount being US$6,000,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the First Installment and Second Installment by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

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2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

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2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

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2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

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3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations (including but not limited to any requirement imposed by Taiwan’s Investment Commission, MOEA). No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

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(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

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4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

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6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of 12 months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

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7. Covenants

7.1 Limited Partnership. The Company and the Purchaser agree that, upon the consummation of the transaction contemplated in this Agreement, the Company and the Purchaser will enter into a limited partnership agreement and establish a limited partnership in Taiwan. The Company is intending to serve as the limited partner and the Purchaser is intending to serve as the general partner.

8. Miscellaneous.

8.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to April 15, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 8 shall survive any termination of this Agreement.

8.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

8.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

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8.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

8.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

8.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

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8.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 8.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 8.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

8.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

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8.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

8.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

8.14 Language. This Agreement is written in the English and Chinese languages and both 1anguages shall have equal validity. If there is any conflict or inconsistency between the English version and the Chinese version, the English version shall be the governing and prevailing version.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: CEO

PURCHASER:

MATSUTAKE CO., LTD.

By:	/s/ Te-Young Hsu
Name: Te-Young Hsu
Title: Chairman

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

May 12th, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of 12th of May, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and Huang Yen Chen (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 3,000 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$19,590 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to 12th of May, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

HUANG YEN CHEN

By:	/s/ Huang Yen Chen
Name: Huang Yen Chen
Title: n/a
Address: [***]
Email: [***]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

May 12, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of May 12, 2023, by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and FUKUDA CO., LTD (福田建設有限公司), organized under the laws of Taiwan (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities

1.1 Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 49,005 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$320,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

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2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

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2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

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2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

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3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations (including but not limited to any requirement imposed by Taiwan’s Investment Commission, MOEA). No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

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(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

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4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

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6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of 12 months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

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7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to June 30, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 8 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

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7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

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7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 8.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 8.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

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7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

7.14 Language. This Agreement is written in the English and Chinese languages and both 1anguages shall have equal validity. If there is any conflict or inconsistency between the English version and the Chinese version, the English version shall be the governing and prevailing version.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: CEO

PURCHASER:

By:	/s/ Lih-Ching Lin
Name: Lih-Ching Lin
Title: Chairman

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

May 26, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of May 26, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and PHS Enterprise Co., Ltd. (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 120,000 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$783,600 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to June 15, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name:	Wang, Chun-Kai
Title:	Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

PHS ENTERPRISE CO., LTD.

By:	/s/ Liao, Shuo-Yen
Name:	LIAO, SHUO-YEN
Title:	CEO
Address: [***]
Email:	[***]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

June 1, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of June 1, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and CHANG, Yu-Shan (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 2000 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$13,060 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to June 1, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name:	Wang, Chun-Kai
Title:	Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

CHANG, YU-SHAN

By:	/s/ Chang, Yu-Shan
Name:	CHANG, YU-SHAN
Title:	Private investor
Address: [***]
Email: [***]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

10th August, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of 10th August, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and Anant Kanoi (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 15,314 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$100,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to September 30, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

Anant Kanoi

By:	/s/ Anant Kanoi
Name: Anant Kanoi
Title: Mr.
Address: [***]
Email: [***]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

August 11, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of August 11th, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and Marcin Pacholak with Polish Personal ID number: [***], address: [***] (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 2000 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$ 6.53 per share, with the total amount being US$ 13,060 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to September 30, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

MARCIN PACHOLAK

By:	/s/ Pacholak Marcin
Name: Pacholak Marcin
Address: [***]
Email: [***]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

September 5, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of September 5, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and Concord Executive Group Inc. (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 15,314 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$100,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to September 30, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

Concord Executive Group Inc.

By:	/s/ Authorized Representative
Name: Concord Executive Group Inc.
Title: President & CEO
Address: [***]
Email: [***]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

October 26, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of October 26, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and BRABULL CAPITAL LLC (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 15,314 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$100,000 (the “Investment Proceeds”).

(c) The Purchaser shall pay the Investment Proceeds in two installment payments, according to the following payment schedule: (i) US$50,000, shall be made on or before November 15, 2023 (the “First Installment”) and (ii) US$50,000, shall be made on or before January 15, 2024 (the “Second Installment”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the total amount of the Investment Proceeds and all documents required for the register of the Shares by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.10 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.11 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to January 30, 2024, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

BRABULL CAPITAL LLC.

By:	/s/ CAIO BRAZ SANTOS
Name: CAIO BRAZ SANTOS
Title: FOUNDER & CEO
Address: [***]
Email: [***]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

July 4th, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of July 4th, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and MOAH LLC (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 5,360 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$35,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.10 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.11 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.12 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to July 30th, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(a) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(b) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(c) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

MOAH LLC

By:	/s/ Shwu-Yea Kuo
Name: Shwu-Yea Kuo
Title: Member
Address: [***]
Email: [***]

OBOOK HOLDINGS INC.

November 3, 2023

Stellar Development Foundation

475 Brannan Street, Suite 400

San Francisco, CA, 94107

Re: Integration Requirements

Ladies and Gentlemen:

Reference is made to the purchase of 459,418 shares of Class A Common Shares (the “Shares”) of Obook Holdings Inc., (the “Company”) by the Stellar Development Foundation (“Investor” or “SDF”) pursuant to the Share Subscription Agreement dated as of November 3, 2023, by and among the Company, Investor and the other parties thereto, as amended from time to time (the “Purchase Agreement”). Investor shall be entitled to the following contractual rights, in addition to other rights specifically provided to all investors in the Purchase Agreements (as defined in the Purchase Agreement):

1. Commencing promptly following the date of this Side Letter (the “Closing”), the Company will use commercially reasonable efforts to complete, within one year of the Closing, all items listed in Exhibit A attached hereto and incorporated herein by reference, subject in each case to obtaining any necessary regulatory approvals.

The rights and obligations described herein shall terminate and be of no further force or effect upon (a) such time as Investor or its affiliates no longer hold any Shares, (b) the consummation of the sale of the Company’s securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended, in connection with the offering of its securities to the general public, or (c) the consummation of a Deemed Liquidation Event (as defined in the Purchase Agreement).

This Side Letter may not be amended or modified without the express written consent of the Company and Investor. Any capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

1

Very truly yours,

COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO

[SIGNATURE PAGE TO SIDE LETTER]

Accepted and Agreed:

INVESTOR:

STELLAR DEVELOPMENT FOUNDATION

By:	/s/ Denelle Dixon
Name: Denelle Dixon
Title: Chief Executive Officer

[SIGNATURE PAGE TO SIDE LETTER]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

November 6, 2023

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of November 6, 2023 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and STELLAR DEVELOPMENT FOUNDATION (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 459,418 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$2,999,999.54 (the “Investment Proceeds”).

Closing; Delivery.

(c) The purchase and sale of the Shares shall take place on the date hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(d) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares. The Closing shall occur no later than November 14, 2023.

(e) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

Related Party Arrangements. The Company is not indebted, directly or indirectly, to any of its officers or directors or Affiliates, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company’s officers or directors, or any of their Affiliates, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company’s shares). To the Company’s knowledge, none of the officers or directors of the Company is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

Securities Law Matters. The Purchaser:

(f) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(g) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(h) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(i) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(j) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

Post-Closing Undertakings.

Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

Miscellaneous.

Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to December 30, 2023, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

Confidentiality. Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party, unless such confidential information:

(c) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(d) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(e) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, Partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name:	Wang, Chun-Kai
Title:	Chairman and CEO

Address: 3F, No. 213, Sec. 3, Beixin Rd., New
Taipei City, Taiwan
Email address:	darren@owlting.com

PURCHASER:

STELLAR DEVELOPMENT FOUNDATION

By:	/s/ Denelle Dixon
Name:	Denelle Dixon
Title:	CEO
Address: 475 Brannan Street, Suite 400, San Francisco, CA 94107
Email: denelle@stellar.org

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

February 28, 2024

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of February 28, 2024 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and Jam Tomorrow (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 306,279 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$2,000,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on or before April 21, 2024 hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.10 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.11 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to August 31, 2024, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality.

(a) Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party (the “Confidential Information”), provided Confidential Information does not include information that:

(i) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(ii) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(iii) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, general partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information (such parties in (i), (ii) and (iii) above, “Representatives”); or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

(b) Each Party acknowledges that the information being provided to it in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the letter agreement dated as of September 2, 2023 by and between the Company and the Purchaser (the “Confidentiality Agreement”). The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby.

(c) The Purchaser acknowledges that the Company has made available to it Confidential Information. The Purchaser acknowledges that it is aware, and that its Representatives have been advised, (i) that any Confidential Information may constitute material non-public information of the Company, and (ii) of the restrictions which may be imposed by applicable securities laws prohibiting or restricting any person who has material non-public information about a publicly traded entity from purchasing or selling securities of such entity or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities. The Purchaser hereby confirms that it and its Representatives will take any action necessary or appropriate to prevent the use by the Purchaser and its Representatives of any Confidential Information in a way that would reasonably be expected to violate any securities laws in applicable jurisdictions, including, without limitation, the Republic of China and the United States.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

JAM TOMORROW LTD.

By:	/s/ Christopher Bentham Ruffle
Name: Christopher Bentham Ruffle
Title: Manger
Address: [***]
Email: [***]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

March 22, 2024

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of March 22, 2024 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and LITTLE KING INDUSTRIES COMPANY LTD. (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 382,848 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$2,500,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on or before April 15, 2024 hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.10 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.11 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to August 31, 2024, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality.

(a) Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party (the “Confidential Information”), provided Confidential Information does not include information that:

(i) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(ii) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(iii) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, general partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information (such parties in (i), (ii) and (iii) above, “Representatives”); or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

(b) Each Party acknowledges that the information being provided to it in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the letter agreement dated as of March 22, 2024 by and between the Company and the Purchaser (the “Confidentiality Agreement”). The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby.

(c) The Purchaser acknowledges that the Company has made available to it Confidential Information. The Purchaser acknowledges that it is aware, and that its Representatives have been advised, (i) that any Confidential Information may constitute material non-public information of the Company, and (ii) of the restrictions which may be imposed by applicable securities laws prohibiting or restricting any person who has material non-public information about a publicly traded entity from purchasing or selling securities of such entity or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities. The Purchaser hereby confirms that it and its Representatives will take any action necessary or appropriate to prevent the use by the Purchaser and its Representatives of any Confidential Information in a way that would reasonably be expected to violate any securities laws in applicable jurisdictions, including, without limitation, the Republic of China and the United States.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

LITTLE KING INDUSTRIES COMPANY LTD.

By:	/s/ Liao, Ping-Jung
Name: Liao, Ping-Jung
Title: Chairman
Address: [***]
Email: [***]

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

May 28, 2024

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of May 28, 2024 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and JANGBRIDGE DEVELOPMENT CO., LTD. (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 153,139 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$1,000,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on or before June 3, 2024 hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

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“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

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2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.10 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.11 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

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3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

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4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

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6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to August 31, 2024, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

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7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality.

(a) Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party (the “Confidential Information”), provided Confidential Information does not include information that:

(i) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(ii) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(iii) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, general partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information (such parties in (i), (ii) and (iii) above, “Representatives”); or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

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(b) Each Party acknowledges that the information being provided to it in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the letter agreement dated as of May 20, 2024 by and between the Company and the Purchaser (the “Confidentiality Agreement”). The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby.

(c) The Purchaser acknowledges that the Company has made available to it Confidential Information. The Purchaser acknowledges that it is aware, and that its Representatives have been advised, (i) that any Confidential Information may constitute material non-public information of the Company, and (ii) of the restrictions which may be imposed by applicable securities laws prohibiting or restricting any person who has material non-public information about a publicly traded entity from purchasing or selling securities of such entity or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities. The Purchaser hereby confirms that it and its Representatives will take any action necessary or appropriate to prevent the use by the Purchaser and its Representatives of any Confidential Information in a way that would reasonably be expected to violate any securities laws in applicable jurisdictions, including, without limitation, the Republic of China and the United States.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

JANGBRIDGE DEVELOPMENT CO., LTD.

By:	/s/ Ho Howard
Name: Ho Howard
Title: Chairman of the board
Address: [***]
Email: [***]

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OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

May 28, 2024

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of May 28, 2024 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and JANGWAY DEVELOPMENT CO., LTD. (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 153,139 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$1,000,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on or before June 3, 2024 hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

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“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

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2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.10 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.11 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

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3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

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4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto.

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6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to August 31, 2024, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

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7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality.

(a) Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party (the “Confidential Information”), provided Confidential Information does not include information that:

(i) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(ii) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(iii) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, general partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information (such parties in (i), (ii) and (iii) above, “Representatives”); or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

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(b) Each Party acknowledges that the information being provided to it in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the letter agreement dated as of May 20, 2024 by and between the Company and the Purchaser (the “Confidentiality Agreement”). The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby.

(c) The Purchaser acknowledges that the Company has made available to it Confidential Information. The Purchaser acknowledges that it is aware, and that its Representatives have been advised, (i) that any Confidential Information may constitute material non-public information of the Company, and (ii) of the restrictions which may be imposed by applicable securities laws prohibiting or restricting any person who has material non-public information about a publicly traded entity from purchasing or selling securities of such entity or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities. The Purchaser hereby confirms that it and its Representatives will take any action necessary or appropriate to prevent the use by the Purchaser and its Representatives of any Confidential Information in a way that would reasonably be expected to violate any securities laws in applicable jurisdictions, including, without limitation, the Republic of China and the United States.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New Taipei City, Taiwan
Email address: darren@owlting.com

PURCHASER:

JANGWAY DEVELOPMENT CO., LTD.

By:	/s/ Ho Bing Shin
Name: Ho Bing Shin
Title: Chairman of the board
Address: [***]
Email: [***]

9

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

May 30, 2024

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of May 30, 2024 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and Wang, Chun-Kai (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 94,946 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$6.53 per share, with the total amount being US$620,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on or before June 15, 2024 hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.10 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.11 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto. The Purchaser agrees not to participate in the Company’s Initial Offering unless the investment has been held for more than one year prior to the Initial Offering.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to December 31, 2025, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality.

(a) Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party (the “Confidential Information”), provided Confidential Information does not include information that:

(i) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(ii) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(iii) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, general partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information (such parties in (i), (ii) and (iii) above, “Representatives”); or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

(b) Each Party acknowledges that the information being provided to it in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the letter agreement dated as of May 1, 2024 by and between the Company and the Purchaser (the “Confidentiality Agreement”). The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby.

(c) The Purchaser acknowledges that the Company has made available to it Confidential Information. The Purchaser acknowledges that it is aware, and that its Representatives have been advised, (i) that any Confidential Information may constitute material non-public information of the Company, and (ii) of the restrictions which may be imposed by applicable securities laws prohibiting or restricting any person who has material non-public information about a publicly traded entity from purchasing or selling securities of such entity or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities. The Purchaser hereby confirms that it and its Representatives will take any action necessary or appropriate to prevent the use by the Purchaser and its Representatives of any Confidential Information in a way that would reasonably be expected to violate any securities laws in applicable jurisdictions, including, without limitation, the Republic of China and the United States.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 9F, No. 28, Wencheng Rd., Beitou Dist., Taipei City 112, Taiwan
Email address: darren@owlting.com

PURCHASER:

Chun-Kai Wang

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Address: [***]
Email: darren@owlting.com

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

November 15, 2024

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of November 15, 2024 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and Wang, Chun-Kai (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 135,135 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$7.4 per share, with the total amount being US$1,000,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on or before December 31, 2024 hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.10 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.11 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto. The purchaser agrees not to participate in the Company’s Initial Offering unless the investment has been held for more than one year prior to the Initial Offering.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to December 31, 2025, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality.

(a) Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party (the “Confidential Information”), provided Confidential Information does not include information that:

(i) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(ii) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(iii) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, general partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information (such parties in (i), (ii) and (iii) above, “Representatives”); or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

(b) Each Party acknowledges that the information being provided to it in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the letter agreement dated as of November 1, 2024 by and between the Company and the Purchaser (the “Confidentiality Agreement”). The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby.

(c) The Purchaser acknowledges that the Company has made available to it Confidential Information. The Purchaser acknowledges that it is aware, and that its Representatives have been advised, (i) that any Confidential Information may constitute material non-public information of the Company, and (ii) of the restrictions which may be imposed by applicable securities laws prohibiting or restricting any person who has material non-public information about a publicly traded entity from purchasing or selling securities of such entity or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities. The Purchaser hereby confirms that it and its Representatives will take any action necessary or appropriate to prevent the use by the Purchaser and its Representatives of any Confidential Information in a way that would reasonably be expected to violate any securities laws in applicable jurisdictions, including, without limitation, the Republic of China and the United States.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 9F., No. 28, Wencheng Rd., Beitou Dist., Taipei City 112, Taiwan
Email address: darren@owlting.com

PURCHASER:

Chun-Kai Wang

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Address: [***]
Email: darren@owlting.com

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

December 18, 2024

OBOOK HOLDINGS INC.

SHARE SUBSCRIPTION AGREEMENT

This Share Subscription Agreement (the “Agreement”) is made as of December 18, 2024 by and between OBOOK HOLDINGS INC., organized under the laws of the Cayman Islands (the “Company”) and Univa Oak Holdings Limited (the “Purchaser”). Each of the Purchaser and the Company shall be hereinafter referred to as a “Party”, and collectively as “Parties”.

The Parties hereby agree as follows:

1. Purchase and Sale of Securities. Sale and Issuance of Securities.

(a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchaser of 135,135 shares of the Class A Common Shares of the Company (the “Shares” or “Securities”), having the rights, preferences, privileges and restrictions set forth in the Articles of Association of the Company, which shall be updated from time to time (“Articles”).

(b) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser at the Closing, the Shares, at a purchase price of US$7.4 per share, with the total amount being US$1,000,000 (the “Investment Proceeds”).

1.2 Closing; Delivery.

(a) The purchase and sale of the Shares shall take place on or before December 20, 2024 hereof, or at such other time and place as the Company and the Purchaser mutually agreed upon, orally or in writing (which time and place are designated as the “Closing”).

(b) At the Closing, the Purchaser shall deliver to the Company the Investment Proceeds, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto, and the Purchaser shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

(c) Upon the receipt of the Investment Proceeds by the Company, the Company shall issue the Shares to, and register the Shares in the name of, the Purchaser on the register of members of the Company, and shall take all other actions and execute and deliver all other documents that may be reasonably necessary or appropriate as a condition to the purchase of the Shares.

1.3 Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or the Subsidiaries.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Transaction Agreements” means this Agreement and any other agreements in connection with the consummation of the transactions contemplated under this Agreement.

“Transfer” means any sale, assignment, transfer, creation of pledge or encumbrance, hypothecation or other disposition of any kind, whether voluntary, involuntary or by operation of law, including, without limitation, any transfer by bequest, devise or descent, pursuant to divorce or legal separation, pursuant to a distribution, dividend or liquidation, or to receivers, levying creditors or trustees in bankruptcy proceedings or otherwise.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the date hereof.

2.1 Organization, Good Standing and Qualification. The Company is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as presently conducted.

2.2 Capitalization. All of the outstanding Common Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable laws.

2.3 Authorization. All corporate action on the part of the Company, its officers, directors and holders of shares necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

2.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable laws.

2.5 Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable laws of the Cayman Islands.

2.6 Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending against the Company that questions the validity of this Agreement or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

2.7 Intellectual Property. The Company owns all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for the business of the Company as now conducted without any conflict with, or infringement of, the rights of others. The Company has not received any communications alleging that it has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity.

2.8 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

2.9 Tax Returns and Payments. There are no local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable local or foreign governmental agency. The Company has duly and timely filed all local and foreign tax returns required to have been filed by it with respect to taxes for any year. These returns and reports are true and correct in all material respects.

2.10 Compliance with Laws; Permits. The Company is not in conflict in any material respect with, in material default under, or in material violation of, any material laws or governmental judgment, injunction, order or decree applicable to the Company’s business. The Company currently holds all material permits necessary or proper for the current operation of the Company’s business.

2.11 Disclosure. The Company and the Purchaser have engaged in a due diligence process, and in connection with that process the Company has made available to the Purchaser all the information reasonably available to the Company that the Purchaser has requested for deciding whether to acquire the Shares.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company with respect to itself only that:

3.1 Authorization. If the Purchaser is not a natural person, the Purchaser is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Purchaser has full power and authority to enter into this Agreements. This Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Compliance; No Conflicts. In respect with the transactions contemplated hereunder, Purchaser is not subject to any approval, registration or reporting requirement under any regulations. No Approval by or with any governmental authority is required to be obtained or made by such Purchaser in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. The authorization, execution, delivery and performance of this Agreement and the transaction contemplated hereunder shall not violate or conflict with, or result in the breach of or default or loss of benefits under, any instrument, agreement, law or governmental order by which the Purchaser is bound.

3.4 Securities Law Matters. The Purchaser:

(a) understands that the Shares have not been, and will not be, registered under the United States Securities Act of 1933 (by reason of a specific exemption which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein), or otherwise registered, cleared or approved for public sale under the laws of any jurisdiction;

(b) is acquiring the Shares for its own account for investment purposes, and not as a nominee or agent or with a present intention to resell or distribute any of the Shares;

(c) has the knowledge and experience necessary to make the investment decision involved in the purchase of the Securities and is able to bear the economic risk of its investment in the Shares;

(d) is either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the United States Securities Act of 1933 or (ii) not a “U.S. person” as defined in Rule 902 of Regulation S of the United States Securities Act of 1933; and

(e) has neither directly or indirectly, including through a broker or finder (i) engaged in any general solicitation; or (ii) published any advertisement, in each case in connection with the offer and sale of the Shares.

3.5 Exemption from Registration; Restricted Securities. Purchaser understands that the Shares will not be registered under the United States Securities Act of 1933 or registered or listed publicly pursuant to any other applicable securities laws and regulations, on the ground that the sale provided for in this Agreement is exempt from registration under the United States Securities Act of 1933 or the registration or listing requirements of any other applicable securities laws and regulations, and that the reliance of the Company on such exemption is predicated in part on such the Purchaser’s representation set forth in this Agreement. Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 under the United States Securities Act of 1933; that the Shares are not registered or listed publicly and must be held indefinitely unless they are subsequently registered or listed publicly or an exemption from such registration or listing is available.

3.6 Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company’s business which the Purchaser believes to be material.

4. Conditions of the Purchaser’s Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent thereto:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

5.3 Investment Proceeds. On or prior to the Closing, Purchaser shall pay the Investment Proceeds as set forth in Section 1.1 to the designed bank account as set forth in Exhibit A.

5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

6. Post-Closing Undertakings.

6.1 Market Stand-Off.

(a) The Purchaser shall not transfer any Shares for a period of six (6) months following the Closing without the prior written consent of the Company. In the occurrence of a Liquidation Event or a Deemed Liquidation Event, the Purchaser and any Shares shall no longer be subject to this lock-up period. For the purpose of this Agreement, a “Liquidation Event” means a liquidation, dissolution or winding up of the Company, and a “Deemed Liquidation Event” means an acquisition, merger or consolidation (other than one in which the holders of shares of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the shares of the Company or the surviving or acquiring entity) or a sale, lease, transfer or other disposition of all or substantially all of the assets of the Company.

(b) In connection with the Company’s first filing in connection with the first public offering of any class of shares of the Company or any successor entity thereto (the “Initial Offering”) and upon request of the Company or the underwriters managing such offering of the Company’s securities, the Purchaser shall not transfer or make any short sale of any securities of the Company, however or whenever acquired (other than those included in the Initial Offering) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) as may be requested by the Company or such managing underwriters. The Purchaser shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Initial Offering. The underwriters in connection with the Initial Offering are intended third-patty beneficiaries of this Section 6.1(b) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 6.1(b) or that are necessary to give further effect thereto. The purchaser agrees not to participate in the Company’s Initial Offering unless the investment has been held for more than one year prior to the Initial Offering.

6.2 Drag-Along. In the event that the board of directors of the Company, or shareholders representing at least 70% of the total issued and outstanding shares of the Company, have resolved to accept an offer to purchase their Company shares from a bona fide third party, the Company shall send a written notice (the “Drag-Along Notice”) to the Purchaser specifying the name of the such third party, the consideration payable per share and a summary of the material terms of such proposed purchase. Upon receipt of a Drag-Along Notice, the Purchaser shall be obligated to sell all of its shares in the Company, free of any encumbrance, in the transaction contemplated by the Drag-Along Notice on the same terms and conditions as resolved by the board or the shareholders of the Company.

7. Miscellaneous.

7.1 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Termination; Survival. This Agreement may be terminated, as between the Company and the Purchaser, only prior to the Closing (a) by the mutual written consent of the Company and the Purchaser, or (b) by either the Company or the Purchaser, by notice to the other, if the applicable Closing has not occurred prior to December 31, 2025, or such later date as may be agreed in writing between the Company and the Purchaser, other than through the failure of the Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement. The provisions of this Section 7 shall survive any termination of this Agreement.

7.3 Governing Law. This Agreement shall be governed by and construed under the laws of Taiwan, Republic of China. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

7.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt) or email, addressed to the Party to be notified at such Party’s address, fax number or e-mail address as set forth on the signature page hereto, or as subsequently modified by written notice.

7.6 Fees and Expenses. The Company and the Purchaser shall each bear their own fees and expenses incurred in connection with this Agreements, including their own legal expenses.

7.7 Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the Parties agree to renegotiate such provision in good faith. In the event that the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

7.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

7.10 Confidentiality.

(a) Each Party agrees that such Party will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the other Party (the “Confidential Information”), provided Confidential Information does not include information that:

(i) is known or becomes known to the public in general (other than as a result of a breach of this Section 7.10);

(ii) is or has been independently developed or conceived by such Party without use of such confidential information obtained from the other Party; or

(iii) is or has been made known or disclosed to such Party by a third Party without a breach of any obligation of confidentiality such third Party may have to the Party who originally disclosed such confidential information (the “Disclosing Party”);

provided, however, that such Party may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Company shares from such Party, if such prospective purchaser agrees to be bound by the provisions of this Section 7.10; (iii) to any affiliate, general partner, member, shareholder, or wholly owned subsidiary of such Party in the ordinary course of business, provided that such Party informs such third Party that such information is confidential and directs such third Party to maintain the confidentiality of such information (such parties in (i), (ii) and (iii) above, “Representatives”); or (iv) as may otherwise be required by law, provided that such Party promptly notifies the Disclosing Party of such disclosure as required by law and takes reasonable steps to minimize the extent of any such required disclosure.

(b) Each Party acknowledges that the information being provided to it in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the letter agreement dated as of November 21, 2024 by and between the Company and the Purchaser (the “Confidentiality Agreement”). The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder and any other activities contemplated thereby.

(c) The Purchaser acknowledges that the Company has made available to it Confidential Information. The Purchaser acknowledges that it is aware, and that its Representatives have been advised, (i) that any Confidential Information may constitute material non-public information of the Company, and (ii) of the restrictions which may be imposed by applicable securities laws prohibiting or restricting any person who has material non-public information about a publicly traded entity from purchasing or selling securities of such entity or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities. The Purchaser hereby confirms that it and its Representatives will take any action necessary or appropriate to prevent the use by the Purchaser and its Representatives of any Confidential Information in a way that would reasonably be expected to violate any securities laws in applicable jurisdictions, including, without limitation, the Republic of China and the United States.

7.11 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the Parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the Parties hereto are expressly canceled. No amendments or waivers to this Agreement will be effective unless in writing and signed by the Party against whom such amendment or waiver is to be enforced.

7.12 Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not limit or affect the construction of the provisions hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof. In this Agreement, unless the context otherwise requires: (a) words denoting the singular number shall include the plural and vice versa; (b) references to exhibits are to be construed as references to the exhibits to this Agreement; (c) reference to any document, instrument or agreement shall be construed as a reference to said document, instrument or agreement as the same may be amended or supplemented from time to time, and including all attachments and exhibits thereto, (d) the words “include”, “includes” or “including” shall be deemed to be followed by “without limitation” or “but not limited to”, whether or not they are followed by such phrases or words of similar import; (e) the words “hereof”, “herein” and “hereunder” and other words of similar import used in this Agreement refer to this Agreement as a whole and not to any particular part of this Agreement; (f) references to persons or Parties include their respective successors and permitted assigns; and (g) references to a number of days shall refer to calendar days unless working or business days are otherwise specified.

7.13 Counterparts; Electronic Execution. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by electronic transmission, and upon such delivery, the facsimile or electronic transmission shall have the same effect as if an original signature had been delivered to the other Party. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement (including any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

THE COMPANY:

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Name: Wang, Chun-Kai
Title: Chairman and CEO
Address: 9F., No. 28, Wencheng Rd., Beitou Dist., Taipei City 112, Taiwan
Email address: darren@owlting.com

PURCHASER:

Univa Oak Holdings Limited

By:	/s/ Shuji Inaba
Name: Shuji Inaba
Title: CEO
Address: [***]
Email: [***]